SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities Exchange
                                 Act of 1934



        Date of Report (Date of earliest event reported):  October 31,
                                     1995



                            THE C. R. GIBSON COMPANY
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     0-4855                    06-0361615
     ---------------            ----------------           -------------------
     (State or other            (Commission File              (IRS Employer
     jurisdiction of                 Number)               Identification No.)
     incorporation)

                32 Knight Street, Norwalk, Connecticut 06856
           -----------------------------------------------------
           (Address of principal executive offices and zip code)


   Registrant's telephone number, including area code:  (203) 847-4543


                                  N/A
           -----------------------------------------------------
       (Former name or former address, if changed since last report)

 ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
 ------------------------------------------

         Pursuant to the terms of the Tender Offer and Merger Agreement dated as of September 13, 1995, as amended by Amendment No. 1 to Tender Offer and Merger Agreement dated as of October 16, 1995 (as so amended, the "Merger Agreement"), by and between Thomas Nelson, Inc., a Tennessee corporation (the "Parent"), Nelson Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Parent (the "Offeror"), and The C.R. Gibson Company, a Delaware corporation (the "Company"), on October 31, 1995, the tender offer (the "Offer") for all of the shares of common stock, par value $0.10 per share (the "Shares"), of the Company at $9.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 19, 1995, as supplemented and amended by the Supplement to the Offer to Purchase dated October 16, 1995 (as so supplemented and amended, the "Offer to Purchase"), and the related Letter of Transmittal, was consummated. On that date, approximately 7,189,837 Shares constituting 92.7% of the outstanding Shares on a fully diluted basis were accepted for purchase by the Offeror in the Offer for an aggregate purchase price of approximately $64.7 million. The consummation of the Offer constitutes a change in control of the Company. Prior to consummation of the Offer, no beneficial owner of Shares controlled the Company although prior thereto the Company's directors and executive officers as a group beneficially owned an aggregate of 2,621,258 Shares (or 34.6% of the then outstanding Shares) (including 133,080 Shares which could be acquired within 60 days upon exercise of options).

          Consummation of the Offer and the acceptance for purchase of Shares by the Offeror pursuant thereto was announced in a press release of the Parent dated October 31, 1995, a copy of which is filed as
 Exhibit 20 hereto and is incorporated herein by reference.

          Pursuant to the provisions of the Merger Agreement, the Parent may designate such number of persons to be elected to the Board of Directors of the Company, rounded up to the next whole number, in such number as will give the Parent representation on the Board of Directors of the Company equal to the product of the number of directors on such Board multiplied by the percentage that the number of Shares purchased by the Offeror bears to the number of Shares outstanding. Based on the number of Shares purchased in the Offer, the Parent will have the right to designate all of the directors of the Company. The persons from whom the Parent will select its designees to serve on the Board of Directors of the Company are identified in the Company's Information Statement Pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder which was filed with the Securities and Exchange Commission on October 20, 1995 and mailed to the holders of Shares on or about October 23, 1995.

          The Company has been advised by the Parent that the Parent increased its unsecured borrowings under existing credit facilities from a syndicate of financial institutions led by SunTrust Bank, Nashville, N.A., as successor to Third National Bank of Nashville ("SunTrust"), by $60 million (the "Interim Financing") to facilitate the purchase of the Shares pursuant to the Offer. In connection with the consummation of the Offer, the Parent executed definitive documentation for the Interim Financing. The Interim Financing consists of an amendment to the existing credit facilities of the Parent and contains substantially the same terms as described in the Offer to Purchase for such credit facilities. (The existing credit facilities of the Parent, as so amended, being individually, a "Credit Facility" and together, the "Credit Facilities").

          The Credit Facilities consist of a $170 million credit facility and a $5 million credit facility. Borrowings under the Credit Facilities bear interest at either the prime rate or, at the Parent's option, the relevant London Interbank Offered Rate plus 1.5% (7.62% at November 6, 1995). The Company has been further advised by the Parent that the balance outstanding under the $170 million Credit Facility at May 31, 1997 will be converted into a four year term loan payable in equal quarterly principal installments thereafter.

          On November 7, 1995, the merger of the Company and the Offeror contemplated by the Merger Agreement became effective.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
 -------------------------------------------

     (c)  Exhibits.

          (2)(i) Tender Offer and Merger Agreement dated as of September 13, 1995 by and between the Parent, the Offeror and the Company (incorporated by reference to Exhibit (c)(1) to the Solicitation/Recommendation Statement pursuant to Section 4(d)(4) of the Securities Exchange Act of 1934 on Schedule 14D-9 of the Company, as amended by Amendments Nos. 1 and 2 thereto (as so amended, the "Schedule 14D-9")).

          (2)(ii) Amendment No. 1 dated as of October 16, 1995, to Tender Offer and Merger Agreement dated as of September 13, 1995 by and between the Parent, the Offeror and the Company (incorporated by reference to Exhibit (c)(1)(i) to the Schedule 14D-9).

          (20)  Press Release, dated October 31, 1995 issued by the
 Parent.

                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange
 Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THE C. R. GIBSON COMPANY


 Date:  November 7, 1995       By: /s/  JAMES M. HARRISON
                                   James M. Harrison
                                   Executive Vice President and
                                     Chief Operating Officer

 EXHIBIT INDEX
 -------------



       EXHIBIT NO.                 DOCUMENT
       -----------                 --------

       (2)(i)        Tender Offer and Merger Agreement dated as of
                     September 13, 1995 by and between the Parent, the Offeror and the Company (incorporated by reference to Exhibit
                     (c)(1) to the Solicitation/ Recommendation Statement pursuant to Section 4(d)(4) of the Securities Exchange Act of 1934 on Schedule 14D-9 of the Company as amended by Amendment Nos. 1 and 2 thereto (as so amended, the "Schedule 14D-9")).

       (2)(ii)       Amendment No. 1 dated as of October 16, 1995, to
                     Tender Offer and Merger Agreement dated as of September 13, 1995 by and between the Parent, the Offeror and the Company (incorporated by reference to Exhibit (c)(1)(i) to the Schedule 14D-9).

       (20)          Press Release, dated October 31,1995 issued by the
                     Parent.